Financial instruments - Categories of Financial Instruments (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Financial assets
Cash and cash equivalents	$ 77,292	$ 109,295	$ 166,775	$ 166,684
Accounts receivable and accrued revenues	42,212	34,461
Total financial assets	119,504	143,756
Financial liabilities
Total carrying amount (fair value)	545	2,699
Financial liabilities at amortized cost	803,631	713,873
Total	$ 804,177	$ 716,572